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                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Consolidated Financial Data", "Experts" and "Change in Independent Accountants" and to the use of our report dated July 30, 1999, in the Registration Statement on Form S-1 and related Prospectus of MCK Communications, Inc. for the registration of shares of its common stock.


                                                   /s/ Ernst & Young LLP
                                                   ----------------------------
                                                   Ernst & Young LLP

Boston, Massachusetts
August 23, 1999